UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21727

First Trust Mortgage Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)       The Report to Shareholders is attached herewith.

First Trust
Mortgage Income Fund (FMY)
Annual Report
For the Year Ended
October 31, 2021

First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objectives, Policies and Risks section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Mortgage Income Fund (FMY)
Annual Letter from the Chairman and CEO
October 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Mortgage Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2021.
Inflation has arrived, and its entrance was grand, to say the least. The Consumer Price Index came in at 6.2% year-over-year in October 2021, according to data from the U.S. Bureau of Labor Statistics. The last time it topped the 6.0% mark was in December 1990 (6.1%), over 30 years ago. As is often the case with major shifts in the economy and markets, there is debate over what is truly behind them. For many months, as inflation was trending higher, Federal Reserve (the “Fed”) Chairman Jerome Powell held the view that the rising inflationary pressures largely stemmed from global supply chain bottlenecks induced by the coronavirus (“COVID-19”) pandemic. Perhaps the best example of this is the unprecedented backlog of container ships that have dropped anchor outside the California ports of Los Angeles and Long Beach. Together, these ports service 40% of all the container ships bound for the U.S. In normal times, no ships are anchored waiting to unload their goods. Shortages of trucks and drivers have also contributed to the slowdown at the ports.
The takeaway is that goods are not being delivered to warehouses and store shelves in a timely fashion and that is helping to drive prices higher for consumers. Simply put, inflation is the byproduct of too much money chasing too few goods. We’ll return to this axiom shortly. Chairman Powell originally believed the bottlenecks would be remedied relatively quickly as the global economy reopened and people went back to work. That, in turn, would allow inflationary pressures to dissipate, which has not happened. Around the end of October, Chairman Powell finally acknowledged that inflation will likely remain elevated through mid-2022. This realization is what motivated the Fed to announce that it would begin to taper its monthly bond buying program (quantitative easing) starting in November 2021. It has been purchasing roughly $80 billion of Treasuries and $40 billion of mortgage-backed securities in the open market every month since June 2020. The Fed will shave $15 billion off that combined total every month until the buying has ceased, which should be around mid-2022. If all goes to plan, the next stage in the evolution of the Fed’s monetary policy would involve initiating interest rate hikes.
While the supply chain bottlenecks have clearly played a role in the spike in inflation by limiting the amount of goods available to consume, the biggest contributing factor is likely the surge in the U.S. money supply, according to Brian Wesbury, Chief Economist at First Trust. M2 is a measure of the money supply that includes cash, checking deposits and liquid assets easily convertible to cash. The M2 measure of money has exploded by 36% since February 2020, well above the 6% pre-COVID-19 annualized norm. The trillions of dollars of stimulus distributed by the U.S. government to help backstop the economy during the pandemic has contributed to higher inflation. On Wednesday, November 10, 2021, President Joe Biden admitted that his $1.9 trillion COVID-19 stimulus package has done just that. Remember, too much money chasing too few goods leads to inflation. Keep in mind, President Biden has recently successfully navigated a $1.2 trillion bipartisan infrastructure bill through Congress and has another roughly $1.75 trillion Build Back Better Act (social spending) piece of legislation pending. That means there is at least another $1.2 trillion dollars flowing into the economy over the next few years, and maybe more.
Data from FactSet indicates that the number of S&P 500® Index companies mentioning inflation on their 2021 third quarter earnings call hit a 10-year high, according to Business Insider. To date, 285 of the 461 companies that have reported their results have cited concerns over rising inflation. The Materials, Consumer Staples and Energy sectors had the highest percentage of companies mentioned on these earnings calls at 90%, 88% and 86%, respectively. Suffice it to say, investors should add inflation to the list of criteria to assist them in positioning their portfolios moving forward.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Mortgage Income Fund (FMY)
“AT A GLANCE”
As of October 31, 2021 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FMY
Common Share Price	$13.70
Common Share Net Asset Value (“NAV”)	$13.92
Premium (Discount) to NAV	(1.58)%
Net Assets Applicable to Common Shares	$58,646,841
Current Distribution per Common Share(1)	$0.0550
Current Annualized Distribution per Common Share	$0.6600
Current Distribution Rate on Common Share Price(2)	4.82%
Current Distribution Rate on NAV(2)	4.74%

Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 10/31/21	5 Years Ended 10/31/21	10 Years Ended 10/31/21	Inception (5/25/05) to 10/31/21
Fund Performance(3)
NAV	1.51%	3.20%	3.73%	5.11%
Market Value	7.74%	5.03%	3.29%	4.71%
Index Performance
Bloomberg U.S. Mortgage Backed Securities (MBS) Index	-0.58%	2.18%	2.39%	3.75%
Portfolio Characteristics
Weighted Average Effective Duration	2.7 Years
Weighted Average Effective Maturity	5.4 Years

(1)	Most recent distribution paid or declared through October 31, 2021. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of October 31, 2021. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Mortgage Income Fund (FMY)
“AT A GLANCE” (Continued)
As of October 31, 2021 (Unaudited)
Fund Allocation	% of Net Assets
U.S. Government Agency Mortgage-Backed Securities	46.2%
Mortgage-Backed Securities	44.9
Asset-Backed Securities	3.8
Net Other Assets and Liabilities(4)	5.1
Total	100.0%
Credit Quality(5)	% of Total Fixed-Income Investments
AAA	5.6%
AA+	4.3
AA	1.7
AA-	0.9
A+	1.5
A	0.2
BBB+	0.3
BBB	0.6
BBB-	1.9
BB+	0.3
BB	0.7
BB-	1.7
B	1.9
B-	0.2
CCC	0.0*
CCC-	0.1
CC	4.4
Not Rated	28.8
Government	38.7
Cash & Cash Equivalents	6.2
Total	100.0%

*	Amount is less than 0.05%.

(4)	Includes variation margin on futures.
(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under “Government.” Credit ratings are subject to change.

Portfolio Commentary
First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Mortgage Income Fund (the “Fund” or “FMY”) and offers customized portfolio management using its structured, quantitative approach to security selection.
Portfolio Management Team
Jeremiah Charles – Senior Vice President and Senior Portfolio Manager, First Trust Securitized Products Group
James Snyder – Senior Vice President and Senior Portfolio Manager, First Trust Securitized Products Group
Commentary
First Trust Mortgage Income Fund
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund’s investment advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
Market Recap
The new year began much the same way that 2020 closed out; with markets reacting to a new Administration, along with digesting the lingering effects of the coronavirus (“COVID-19”) pandemic. On the back of incredibly positive vaccine developments and the subsequent rollout, risk markets staged a very strong and very broad-based rally as market expectations for a faster economic recovery than earlier anticipated began to be priced into forward data. Credit spreads continued their general tightening theme that had persisted in the second half of 2020, with credit curve compression occurring as well. The strength of the housing market accelerated as low rates persisted, forbearance levels declined, and the labor market continued to improve as the economy reopened. After multiple rounds of additional federal spending and stimulus were passed, market participants took notice, and when considering these market conditions alongside a blow out in M2 money supply, as well as supply chain issues during the pandemic, two factors weighed heavily on the intermediate and longer dated maturity segment of the U.S. yield curve – inflation and Treasury debt issuance. Over the preceding 12 months, Treasury issuance had already soared to buoy government deficit spending. As a result, yields on intermediate-to-longer dated Treasuries rose dramatically, while the front end, led by the 2-Year Treasury which was firmly anchored by Fed policy, was basically unchanged. As rates rose, yield hungry investors remained in an aggressive risk-on stance, as economic data showed the recovery was well underway. The Federal Reserve (the “Fed”), taking notice of this increase in inflation expectations and subsequent repricing of forward yields, began in earnest an effort to talk down inflationary pressures as “transitory”, and continued to maintain that lifting rates was years off as they believed conditions to do so had not yet been met in the post-COVID-19 recovery. With rates drifting lower once again and facing a new surge in COVID-19 cases due to the Delta variant, investors were eager to add duration which saw longer dated yields claw back much of the rise that happened earlier in the year. Although the Delta variant wave was underway, it did very little to deter U.S. growth and investor risk appetite as credit spreads remained very sticky. Throughout the summer of 2021, measures of inflation continued to rise, and as such, the Fed began to discuss the timing of tapering its quantitative easing asset purchasing. This also did little to quell investor appetite, with only generic Agency MBS spreads widening of any magnitude. Following the most recent Fed meeting in September 2021, incoming inflation data continued to come in elevated, and as such bond yields repriced higher across the curve. Over the 12-month period ended October 31, 2021, 2-Year Treasury yields rose +35 basis points (“bps”), the 5-Year yield rose +80 bps, and the 10-Year yield rose +68 bps. This heightened rate volatility has caused some securitized spreads to widen modestly to close out the fiscal year.

Portfolio Commentary (Continued)
First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2021 (Unaudited)
Performance Analysis
		Average Annual Total Returns
	1 Year Ended 10/31/21	5 Years Ended 10/31/21	10 Years Ended 10/31/21	Inception (5/25/05) to 10/31/21
Fund Performance*
NAV	1.51%	3.20%	3.73%	5.11%
Market Value	7.74%	5.03%	3.29%	4.71%
Index Performance
Bloomberg U.S. Mortgage Backed Securities (MBS) Index	-0.58%	2.18%	2.39%	3.75%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
For the 12-month period ended October 31, 2021, the Fund returned 1.51% on a net asset value (“NAV”) basis, and 7.74% on a market price basis.
During the same period, the Bloomberg U.S. MBS Index (the “Index”) returned -0.58%.
During the same period, the Fund outperformed the Index by 2.09% net of fees, on a NAV basis and 8.32% on a market price basis. Given the ongoing strength exhibited by the domestic housing market, as well as select commercial real estate markets, the Fund reduced its allocations to various Agency MBS sectors, namely pass-throughs and principal and interest paying collateralized mortgage obligations, and reallocated those proceeds into select Non-Agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) sectors. We feel that this was a prudent reallocation of risk as the Fund is reducing exposure to assets that we believe will feel more impact from a Fed taper and have a longer duration. We also believe this reallocation provides the Fund a significant pickup in spread, reduces duration and allows the Fund to more easily achieve its primary objective of a high level of current income. Additionally, the Fund maintained a lower, and more stable, overall effective duration than its more negatively convex benchmark, which saw its duration extend as interest rates moved higher.  The Fund’s use of futures positions to help manage interest rate risk and to structurally position a lower overall effective duration was mildly beneficial to the Fund’s performance. During the same period, the Fund deployed a very minimal amount of leverage for a short period of time, which very minimally detracted from Fund performance, as interest rates sold off during the first quarter of 2021.
*	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.

Portfolio Commentary (Continued)
First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2021 (Unaudited)
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate began the period at $0.060 per share and ended at $0.060 per share. At the $0.060 per share monthly distribution rate, the annualized distribution rate at October 31, 2021 was 5.17% at NAV and 5.26% at market price. For the 12-month period ended October 31, 2021, 48.21% of the distributions were characterized as ordinary income and 51.79% of the distributions were characterized as return of capital. The final determination of the source and tax status of all 2021 distributions will be made after the end of 2021 and will be provided on Form 1099-DIV. Not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Fund and Market Outlook
As expected, we saw an acceleration in overall consumer and economic data to start the year. With the massive increase in M2 money supply, coupled with stimulus dollars in consumer’s hands, and ongoing supply chain delays and labor market shortages, we do expect inflationary risks to continue to build and do not believe that all of the inflation we are seeing is transitory. We are ever mindful of the impacts this can have on term premium pricing along the U.S. yield curve and believe heightened uncertainty will ultimately push yields across the curve higher.  We believe that while it won’t be a straight line, the yield curve will ultimately start to flatten once the Fed begins its hike program, which we believe will happen in the second half of 2022. At the outset of the pandemic, the Fed deployed emergency rate cuts, large scale quantitative easing and unprecedented lending programs. Over 1.5 years later, the Fed remains highly accommodative. We do anticipate that the Fed will begin to taper its bond purchasing program later this year and will wrap that up sometime in mid-2022. Overall, we believe that the longer the Fed maintains its view that inflation pressures are ‘transitory’, the greater the risk that the Fed will be forced to hike rates aggressively in order to try to bring inflation back to its stated targets. In the meantime, we anticipate the very front end of the curve will remain fairly anchored in place, with heightened levels of rate volatility centralized in the intermediate to longer maturity segments. While we continue to redeploy capital into what we believe are attractively priced opportunities in the broader securitized mortgage market, we remain negative on generic Agency MBS spread valuations, the types of securities of which constitute the majority of the Fund’s benchmark and believe there is the potential for spread widening.
Given our outlook on the broader bond markets including Fed policy surrounding tapering and inflation, we plan to continue to actively manage the Fund versus the Index from a duration and asset allocation standpoint. To the extent the curve sees a large bear steepening, likely due to inflationary pressures, Treasury supply or volatility, we will look to take advantage of higher longer maturity yields and potentially look to increase interest rate hedges on the front end. From an asset allocation perspective, due to the strength of the housing market and broader real estate markets, we plan to reinvest legacy portfolio runoff into select opportunities that we find to be attractively priced in Non-Agency CMBS and Non-Agency RMBS, with an emphasis on floating rate instruments. In our view, this approach would provide higher current yield, income, dividend, and spread protection for shareholders.  As a reminder, as part of our ongoing Agency MBS strategy, a substantial portion of the agency securities have been, and will continue to be, invested in the interest-only sectors in an attempt to increase the income and economic earnings of the Fund’s portfolio. We believe this strategy can be very effective with proper security selection, particularly when combined with appropriate yield curve management. We continue to maintain a tradeable portfolio as that is critical to being able to act should opportunities arise.

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 46.2%
	Collateralized Mortgage Obligations – 30.7%
	Federal Home Loan Mortgage Corp.
$4,183	Series 1394, Class ID, Cost of Funds 11th District of San Fransisco x -4.67 + 44.56%, Capped at 9.57% (a)	9.57%	10/15/22	$4,329
7,429	Series 2303, Class SW, IO, Cost of Funds 11th District of San Fransisco x -15.87 + 121.11%, Capped at 10.00% (a)	10.00%	03/01/24	639
46,166	Series 2334, Class QS, 1 Mo. LIBOR x -3.5 + 28.18% (a)	27.86%	07/15/31	66,619
184,005	Series 2439, Class XI, IO, if 1 Mo. LIBOR x -1 + 7.74% is less than 7.50%, then 6.50%, otherwise 0.00% (a)	6.50%	03/01/32	30,680
368,131	Series 2807, Class SB, IO, 1 Mo. LIBOR x -1 + 7.45% (a)	7.36%	11/15/33	63,710
854,799	Series 2975, Class SJ, IO, 1 Mo. LIBOR x -1 + 6.65% (a)	6.56%	05/15/35	155,514
211,802	Series 3012, Class GK, 1 Mo. LIBOR x -4.5 + 24.75% (a)	24.34%	06/15/35	350,747
13,874	Series 3195, Class SX, 1 Mo. LIBOR x -6.5 + 46.15% (a)	45.56%	07/15/36	44,926
87,595	Series 3410, Class HC	5.50%	02/01/38	101,539
43,490	Series 3451, Class SB, IO, 1 Mo. LIBOR x -1 + 6.03% (a)	5.94%	05/15/38	6,532
302,358	Series 3471, Class SD, IO, 1 Mo. LIBOR x -1 + 6.08% (a)	5.99%	12/15/36	51,674
250,000	Series 3797, Class KB	4.50%	01/01/41	294,999
110,904	Series 3985, Class GI, IO	3.00%	10/01/26	1,639
25,048	Series 4021, Class IP, IO	3.00%	03/01/27	1,258
402,263	Series 4057, Class YI, IO	3.00%	06/01/27	21,611
759,570	Series 4082, Class PI, IO	3.00%	06/01/27	39,814
3,764,543	Series 4142, Class IO, IO	3.00%	12/01/27	201,375
422,312	Series 4206, Class IA, IO	3.00%	03/01/33	40,940
461,314	Series 4258, Class CO	(b)	06/01/43	398,766
3,108,212	Series 4459, Class EI, IO	6.00%	06/01/36	395,699
342,353	Series 4615, Class GT, 1 Mo. LIBOR x -4 + 16.00%, Capped at 4.00% (a)	4.00%	10/15/42	326,180
1,660,444	Series 4619, Class IB, IO	4.00%	12/01/47	52,009
5,141,477	Series 4938, Class IB, IO	4.00%	07/01/49	613,454
	Federal Home Loan Mortgage Corp. STACR REMIC Trust
1,000,000	Series 2020-DNA2, Class B2, 1 Mo. LIBOR + 4.80% (c) (d)	4.89%	02/25/50	1,009,220
1,000,000	Series 2021-DNA5, Class B1, 30 Day SOFR + 3.05% (c) (d)	3.10%	01/25/34	1,012,886
	Federal Home Loan Mortgage Corp. STACR Trust
775,000	Series 2018-HQA2, Class B1, 1 Mo. LIBOR + 4.25% (c) (d)	4.34%	10/25/48	811,716
1,000,000	Series 2019-HQA3, Class B2, 1 Mo. LIBOR + 7.50% (c) (d)	7.59%	09/25/49	1,039,253
	Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
46,926	Series T-56, Class APO	(b)	05/01/43	46,625
	Federal Home Loan Mortgage Corp., STRIPS
46,863	Series 177, IO	7.00%	07/01/26	5,015
679,923	Series 243, Class 2, IO	5.00%	11/01/35	105,045
2,637,490	Series 303, Class C17, IO	3.50%	01/01/43	384,361
1,001,438	Series 324, Class C21, IO	6.00%	06/01/39	233,921
	Federal National Mortgage Association
42,297	Series 1996-46, Class ZA	7.50%	11/01/26	46,427
102,457	Series 1997-85, Class M, IO	6.50%	12/01/27	4,734
30,091	Series 2002-80, Class IO, IO	6.00%	09/01/32	2,718
61,423	Series 2003-15, Class MS, IO, 1 Mo. LIBOR x -1 + 8.00% (a)	7.91%	03/25/33	11,755
84,555	Series 2003-44, Class IU, IO	7.00%	06/01/33	16,255
462,267	Series 2003-62, Class PO	(b)	07/01/33	432,411
361,622	Series 2004-49, Class SN, IO, 1 Mo. LIBOR x -1 + 7.10% (a)	7.01%	07/25/34	58,790
11,770	Series 2004-74, Class SW, 1 Mo. LIBOR x -2 + 15.50% (a)	15.33%	11/25/31	14,872
273,214	Series 2005-122, Class SN, 1 Mo. LIBOR x -4 + 28.60% (a)	28.24%	01/25/36	427,154
37,827	Series 2005-59 Class SU, 1 Mo. LIBOR x -5 + 25.50% (a)	25.05%	06/25/35	58,424
79,802	Series 2005-6, Class SE, IO, 1 Mo. LIBOR x -1 + 6.70% (a)	6.61%	02/25/35	14,059
38,614	Series 2007-100, Class SM, IO, 1 Mo. LIBOR x -1 + 6.45% (a)	6.36%	10/25/37	7,560
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$216,304	Series 2007-37, Class SB, IO, 1 Mo. LIBOR x -1 + 6.75% (a)	6.66%	05/25/37	$41,470
294,177	Series 2008-17, Class BE	5.50%	10/01/37	357,122
938,332	Series 2010-103, Class ID, IO	5.00%	09/01/40	181,147
457,025	Series 2010-59, Class EI, IO	6.00%	06/01/40	87,368
55,816	Series 2010-99, Class SG, 1 Mo. LIBOR x -5 + 25.00% (a)	24.59%	09/01/40	89,668
930,418	Series 2011-81, Class PI, IO	3.50%	08/01/26	46,339
77,327	Series 2012-111, Class B	7.00%	10/01/42	92,234
529,745	Series 2012-112, Class BI, IO	3.00%	09/01/31	14,780
1,841,212	Series 2012-125, Class MI, IO	3.50%	11/01/42	265,401
28,902	Series 2012-74, Class OA	(b)	03/01/42	27,373
14,451	Series 2012-75, Class AO	(b)	03/01/42	13,677
748,714	Series 2013-130, Class GS, IO, 1 Mo. LIBOR x -1 + 6.25% (a)	6.16%	09/25/33	88,875
21,603	Series 2013-132, Class SW, 1 Mo. LIBOR x -2.67 + 10.67% (a)	10.45%	01/01/44	26,456
934,721	Series 2013-32, Class IG, IO	3.50%	04/01/33	102,699
286,871	Series 2013-51, Class PI, IO	3.00%	11/01/32	25,427
1,974,004	Series 2015-20, Class ES, IO, 1 Mo. LIBOR x -1 + 6.15% (a)	6.06%	04/25/45	341,325
205,956	Series 2015-76, Class BI, IO	4.00%	10/01/39	14,405
1,117,991	Series 2015-97, Class AI, IO	4.00%	09/01/41	44,726
168,142	Series 2016-74, Class LI, IO	3.50%	09/01/46	50,813
3,832,639	Series 2017-109, Class SJ, IO, 1 Mo. LIBOR x -1+ 6.20% (a)	6.11%	01/25/48	674,039
1,824,870	Series 5112, Class ID, IO	7.00%	01/01/30	245,588
	Federal National Mortgage Association, STRIPS
31,272	Series 305, Class 12, IO (e)	6.50%	12/01/29	3,842
43,308	Series 355, Class 18, IO	7.50%	11/01/33	8,244
1,463,106	Series 387, Class 10, IO	6.00%	04/01/38	297,226
624,375	Series 406, Class 6, IO (e)	4.00%	01/01/41	73,634
581,067	Series 413, Class 173, IO (e)	4.50%	07/01/42	96,315
	Government National Mortgage Association
291,838	Series 2004-95, Class QZ	4.50%	11/01/34	315,353
162,874	Series 2005-33, Class AY	5.50%	04/01/35	179,620
59,597	Series 2005-68, Class DP, 1 Mo. LIBOR x -2.41 + 16.43% (a)	16.23%	06/17/35	72,644
218,780	Series 2005-68, Class KI, IO, 1 Mo. LIBOR x -1 + 6.30% (a)	6.21%	09/20/35	41,420
33,627	Series 2006-28, Class VS, 1 Mo. LIBOR x -13 + 87.10% (a)	85.99%	06/20/36	94,230
53,874	Series 2007-50, Class AI, IO, 1 Mo. LIBOR x -1 + 6.78% (a)	6.69%	08/20/37	210
182,602	Series 2007-68, Class PI, IO, 1 Mo. LIBOR x -1 + 6.65% (a)	6.56%	11/20/37	22,997
100,000	Series 2008-2, Class HB	5.50%	01/01/38	113,707
304,000	Series 2008-32, Class JD	5.50%	04/01/38	354,115
161,601	Series 2008-73, Class SK, IO, 1 Mo. LIBOR x -1 + 6.74% (a)	6.65%	08/20/38	24,410
122,594	Series 2009-12, Class IE, IO	5.50%	03/01/39	14,001
146,123	Series 2009-79, Class PZ	6.00%	09/01/39	177,735
3,194,726	Series 2010-57, Class TI, IO	5.00%	05/01/40	652,381
307,846	Series 2013-104, Class YS, IO, 1 Mo. LIBOR x -1 + 6.15% (a)	6.06%	07/16/43	50,641
135,062	Series 2014-41, Class ST, 1 Mo. LIBOR x -2.67 + 11.47% (a)	11.24%	11/20/42	136,733
4,988,022	Series 2015-158, Class KS, IO, 1 Mo. LIBOR x -1 + 6.25% (a)	6.16%	11/20/45	910,016
74,031	Series 2016-139, Class MZ	1.50%	07/01/45	64,689
152,189	Series 2017-4, Class CZ	3.00%	01/01/47	160,240
120,597	Series 2017-H18, Class DZ (e)	4.61%	09/01/67	146,368
14,276,516	Series 2020-13, Class BT, IO, 1 Mo. LIBOR x -1 + 6.20%, Capped at 0.50% (a)	0.50%	11/20/45	287,935
4,526,932	Series 2020-146, Class CI, IO	2.50%	10/01/50	625,692
5,970,968	Series 2021-23, Class BI, IO	2.00%	02/01/51	684,275
3,672,685	Series 2021-69, Class IX, IO	3.00%	04/01/51	554,289
				18,001,748

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities – 14.0%
	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
$4,000,000	Series K110, Class X3, IO (f)	3.40%	06/01/48	$979,512
3,330,000	Series K112, Class X3, IO (f)	3.00%	07/01/48	732,933
4,605,411	Series K115, Class X3, IO (f)	2.96%	09/01/48	995,781
4,326,216	Series K118, Class X3, IO (f)	2.69%	10/25/48	870,123
1,900,000	Series K122, Class X3, IO (f)	2.63%	01/01/49	378,740
3,343,856	Series K128, Class X3, IO (f)	2.79%	04/01/31	721,431
3,000,000	Series K-1520, Class X3, IO (f)	3.09%	04/01/39	990,621
1,831,144	Series K739, Class X3, IO (f)	2.85%	11/25/48	265,464
	Federal National Mortgage Association, ACES
13,100,000	Series 2019-M29, Class X4, IO	0.70%	03/01/29	518,187
	Freddie Mac Multiclass Certificates
6,303,362	Series 2021-P011, Class X1, IO (f)	1.85%	09/01/45	994,988
	FREMF Mortgage Trust
252,010,105	Series 2013-K27, Class X2B, IO (c)	0.10%	01/01/46	255,337
	Government National Mortgage Association
2,788,044	Series 2016-11, Class IO (e)	0.85%	01/01/56	129,898
6,142,878	Series 2016-166, Class IO (e)	0.96%	04/01/58	336,630
				8,169,645
	Pass-through Security – 1.5%
	Federal Home Loan Mortgage Corp.
379,106	Pool K36017	5.00%	09/01/47	411,520
	Federal National Mortgage Association
448,207	Pool AB5688	3.50%	07/01/37	481,272
				892,792
	Total U.S. Government Agency Mortgage-Backed Securities			27,064,185
	(Cost $27,892,004)
MORTGAGE-BACKED SECURITIES – 44.9%
	Collateralized Mortgage Obligations – 32.4%
	ACE Securities Corp. Home Equity Loan Trust
735,679	Series 2006-ASAP6, Class A2D, 1 Mo. LIBOR + 0.44% (d)	0.53%	12/25/36	360,004
	Banc of America Mortgage Trust
46,097	Series 2002-L, Class 1A1 (f)	3.08%	12/01/32	40,842
	Chase Mortgage Finance Trust
56,301	Series 2007-A1, Class 1A3 (f)	2.36%	02/01/37	57,329
	Citigroup Mortgage Loan Trust
106,851	Series 2005-6, Class A1, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10% (d)	2.19%	09/01/35	112,578
20,916	Series 2009-10, Class 1A1 (c) (f)	2.51%	09/01/33	21,170
222,942	Series 2012-7, Class 10A2 (c) (f)	2.24%	09/01/36	204,917
	Connecticut Avenue Securities Trust
1,000,000	Series 2019-RO2, Class 1B1, 1 Mo. LIBOR + 4.15% (c) (d)	4.24%	08/25/31	1,028,136
1,000,000	Series 2021-R01, Class 1B2, 30 Day Avg. SOFR + 6.00% (c) (d) (g)	6.05%	10/25/41	996,255
	Countrywide Home Loan Mortgage Pass-Through Trust
161,700	Series 2003-46, Class 2A1 (f)	2.66%	01/01/34	163,164
163,108	Series 2006-21, Class A8	5.75%	02/01/37	113,307
271,607	Series 2006-HYB5, Class 3A1A (f)	2.67%	09/01/36	259,846
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Credit Suisse Commercial Mortgage Securities Corp. Pass-Through Certificates
$1,000,000	Series 2020-UNFI, Class A, 1 Mo. LIBOR + 0.50%, 4.25% minimum (c) (d)	4.17%	12/06/22	$1,005,105
	Credit Suisse First Boston Mortgage Securities Corp.
319,862	Series 2004-AR2, Class 1A1 (f)	2.95%	03/01/34	338,358
	Credit Suisse Mortgage Trust
324,724	Series 2017-FHA1, Class A1 (c)	3.25%	04/01/47	338,109
	Deutsche ALT-A Securities, Inc., Mortgage Loan Trust
2,734	Series 2003-3, Class 3A1	5.00%	10/25/33	2,732
	DSLA Mortgage Loan Trust
354,042	Series 2004-AR3, Class 2A2A, 1 Mo. LIBOR + 0.74% (d)	0.82%	07/19/44	345,671
	GSR Mortgage Loan Trust
3,600	Series 2003-10, Class 1A12 (f)	2.39%	10/01/33	3,646
148,092	Series 2005-AR1, Class 4A1 (f)	2.75%	01/01/35	147,113
	Harborview Mortgage Loan Trust
230,169	Series 2004-6, Class 3A1 (f)	3.02%	08/01/34	232,171
	Home Equity Asset Trust
3,502	Series 2005-3, Class M4, 1 Mo. LIBOR + 0.96% (d)	1.05%	08/25/35	3,507
	IXIS Real Estate Capital Trust
1,025,733	Series 2007-HE1, Class A3, 1 Mo. LIBOR + 0.16% (d)	0.25%	05/25/37	354,279
	JP Morgan Mortgage Trust
534,008	Series 2005-ALT1, Class 4A1 (f)	2.33%	10/01/35	473,492
299,030	Series 2006-A2, Class 4A1 (f)	2.23%	08/01/34	316,002
73,960	Series 2006-A2, Class 5A3 (f)	2.31%	11/01/33	75,100
44,224	Series 2014-2, Class 1A1 (c)	3.00%	06/01/29	44,936
	MASTR Adjustable Rate Mortgages Trust
21,568	Series 2004-13, Class 3A7B, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.00% (d)	2.09%	11/01/34	21,681
	MASTR Alternative Loan Trust
3,565,245	Series 2006-2, Class 2A3, 1 Mo. LIBOR + 0.35% (d)	0.44%	03/25/36	260,116
	MASTR Asset Backed Securities Trust
652,156	Series 2006-HE5, Class A3, 1 Mo. LIBOR + 0.16% (d)	0.25%	11/25/36	478,211
1,108,264	Series 2006-NC2, Class A3, 1 Mo. LIBOR + 0.22% (d)	0.31%	08/25/36	570,978
505,870	Series 2006-NC2, Class A5, 1 Mo. LIBOR + 0.48% (d)	0.57%	08/25/36	268,691
	MASTR Asset Securitization Trust
11,719	Series 2003-11, Class 5A2	5.25%	12/01/23	11,703
33,682	Series 2003-11, Class 6A16	5.25%	12/01/33	34,811
	Mellon Residential Funding Corp. Mortgage Pass-Through Trust
145,540	Series 2001-TBC1, Class A1, 1 Mo. LIBOR + 0.70% (d)	0.79%	11/15/31	149,032
142,200	Series 2002-TBC2, Class A, 1 Mo. LIBOR + 0.86% (d)	0.95%	08/15/32	138,423
	Meritage Mortgage Loan Trust
2,468	Series 2004-2, Class M3, 1 Mo. LIBOR + 0.98% (d)	1.06%	01/25/35	2,826
	MortgageIT Trust
93,173	Series 2005-2, Class 2A, 1 Mo. LIBOR + 1.65% (d)	1.73%	05/01/35	93,922
	New Residential Mortgage Loan Trust
276,786	Series 2014-2A, Class A2 (c)	3.75%	05/01/54	290,757
	Nomura Asset Acceptance Corporation Alternative Loan Trust
485,464	Series 2004-AR4, Class M1, 1 Mo. LIBOR + 1.10% (d)	1.19%	12/25/34	488,100
	Pretium Mortgage Credit Partners I LLC
1,000,000	Series 2021-NPL2, Class A2 (c) (h)	3.84%	06/27/60	993,177
	PRKCM Trust
1,000,000	Series 2021-AFC1, Class B2 (c)	3.95%	08/01/56	944,963
	Residential Accredit Loans, Inc.
91,193	Series 2006-QO1, Class 2A1, 1 Mo. LIBOR + 0.54% (d)	0.63%	02/25/46	64,515

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Residential Accredit Loans, Inc. (Continued)
$886,129	Series 2006-QS6, Class 1AV, IO (f)	0.76%	06/01/36	$20,279
	Residential Asset Securitization Trust
23,740	Series 2004-A3, Class A7	5.25%	06/01/34	25,098
	Roc Mortgage Trust
1,000,000	Series 2021-RTL1, Class M (c)	5.68%	08/25/26	995,067
	Saxon Asset Securities Trust
663,962	Series 2007-2, Class A2D, 1 Mo. LIBOR + 0.30% (d)	0.39%	05/25/47	588,261
	Structured Adjustable Rate Mortgage Loan Trust
156,632	Series 2004-2, Class 4A2 (f)	2.62%	03/01/34	158,854
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
20,334	Series 2001-SB1, Class A2	3.38%	08/01/31	20,137
	Thornburg Mortgage Securities Trust
138,335	Series 2003-4, Class A1, 1 Mo. LIBOR + 0.64% (d)	0.73%	09/25/43	141,749
	VCAT LLC
1,000,000	Series 2021-NPL5, Class A2 (c) (h)	3.84%	08/25/51	991,182
1,000,000	Series 2021-NPL6, Class A2 (c) (h)	3.97%	09/25/51	993,736
	Vendee Mortgage Trust
48,791,481	Series 2010-1, Class DI, IO (f)	0.29%	04/01/40	438,245
	VOLT CI LLC
1,000,000	Series 2021-NP10, Class A2 (c) (h)	4.83%	05/25/51	995,314
	Wachovia Mortgage Loan Trust, LLC
50,059	Series 2006-A, Class 3A1 (f)	3.00%	05/01/36	49,028
	WaMu Mortgage Pass-Through Certificates
112,738	Series 2003-AR5, Class A7 (f)	2.58%	06/01/33	115,502
179,312	Series 2004-AR1, Class A (f)	2.43%	03/01/34	185,818
201,027	Series 2004-AR10, Class A1B, 1 Mo. LIBOR + 0.84% (d)	0.93%	07/25/44	202,550
196,850	Series 2004-AR13, Class A1A, 1 Mo. LIBOR + 0.72% (d)	0.81%	11/25/34	194,621
26,491	Series 2004-AR3, Class A2 (f)	2.58%	06/01/34	27,376
240,770	Series 2005-AR1, Class A1A, 1 Mo. LIBOR + 0.64% (d)	0.73%	01/25/45	241,703
333,413	Series 2005-AR6, Class 2A1A, 1 Mo. LIBOR + 0.46% (d)	0.55%	04/25/45	331,264
120,144	Series 2005-AR9, Class A1A, 1 Mo. LIBOR + 0.64% (d)	0.73%	07/25/45	121,171
	Washington Mutual Alternative Mortgage Pass-Through Certificates
13,415	Series 2007-5, Class A11, 1 Mo. LIBOR x -6 + 39.48% (a)	38.94%	06/25/37	25,003
	WinWater Mortgage Loan Trust
274,449	Series 2015-3, Class B1 (c) (f)	3.86%	03/01/45	286,318
				18,997,951
	Commercial Mortgage-Backed Securities – 12.5%
	Benchmark Mortgage Trust
1,000,000	Series 2020-IG2. Class UBRD (c) (f) (g)	3.51%	09/01/48	1,006,797
	Citigroup Commercial Mortgage Trust
4,434,236	Series 2015-GC29, Class XA (f)	1.03%	04/01/48	136,497
9,470,566	Series 2016-GC37, Class XA (f)	1.69%	04/01/49	576,591
5,792,587	Series 2016-P4, Class XA (f)	1.90%	07/01/49	420,839
	COMM Mortgage Trust
523,841	Series 2013-LC13, Class XA (f)	1.00%	08/01/46	7,821
23,430,759	Series 2013-LC6, Class XA (f)	1.28%	01/01/46	217,634
122,774,000	Series 2014-UBS6, Class XB (c) (f)	0.04%	12/01/47	232,829
3,829,000	Series 2015-CCRE26, Class XD (c) (f)	1.23%	10/01/48	169,247
16,558,667	Series 2015-LC21, Class XA (f)	0.68%	07/01/48	340,252
	Credit Suisse Mortgage Capital Certificates
1,000,000	Series 2021-980M, Class G (c) (f)	3.54%	07/15/31	857,268
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	GS Mortgage Securities Corp Trust
$1,000,000	Series 2018-3PCK, Class C, 1 Mo. LIBOR + 3.25% (c) (d) (g)	3.34%	09/15/31	$977,813
	Hudsons Bay Simon JV Trust
510,000	Series 2015-HBFL, Class DFL, 1 Mo. LIBOR + 3.90% (c) (d)	3.98%	08/05/34	388,441
	JP Morgan Chase Commercial Mortgage Securities Trust
3,314,837	Series 2016-JP4, Class XA (f)	0.67%	12/01/49	76,410
	MBRT
1,000,000	Series 2019-MBR, Class H1, 1 Mo. LIBOR + 4.00% (c) (d)	4.09%	11/15/36	995,512
	Morgan Stanley Bank of America Merrill Lynch Trust
24,960,333	Series 2014-C16, Class XA (f)	0.98%	06/01/47	466,446
2,024,429	Series 2014-C19, Class XA (f)	0.97%	12/01/47	49,107
5,632,500	Series 2014-C19, Class XE (c) (f)	1.18%	12/01/47	194,499
496,982	Series 2016-C31, Class XA (f)	1.32%	11/01/49	24,055
	Morgan Stanley Capital I Trust
2,180,000	Series 2016-UBS9, Class XD (c) (f) (g)	1.61%	03/01/49	140,261
	Wells Fargo Commercial Mortgage Trust
1,395,400	Series 2015-C26, Class XA (f)	1.20%	02/01/48	46,470
				7,324,789
	Total Mortgage-Backed Securities			26,322,740
	(Cost $27,782,044)
ASSET-BACKED SECURITIES – 3.8%
	AMSR Trust
750,000	Series 2019-SFR1, Class I (c)	8.98%	01/19/39	838,995
	CoreVest American Finance Trust
10,000,000	Series 2021-3, Class XA (c) (f) (g)	2.54%	10/01/54	1,000,000
	Green Tree Financial Corp.
3,981	Series 1998-4, Class A7	6.87%	04/01/30	3,997
	Mid-State Capital Corp. Trust
164,242	Series 2004-1, Class M1	6.50%	08/01/37	172,821
222,097	Series 2005-1, Class A	5.75%	01/01/40	235,275
	Total Asset-Backed Securities			2,251,088
	(Cost $2,231,558)

Total Investments – 94.9%	55,638,013
(Cost $57,905,606) (i)
Net Other Assets and Liabilities – 5.1%	3,008,828
Net Assets – 100.0%	$58,646,841
Futures Contracts (See Note 2C - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
Ultra 10-Year U.S. Treasury Note Futures	Short	1	Dec 2021	$ (145,031)	$531
Ultra U.S. Treasury Bond Futures	Short	1	Dec 2021	(196,407)	94
				$(341,438)	$625

(a)	Inverse floating rate security.
(b)	Zero coupon security.

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2021
(c)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2021, securities noted as such amounted to $21,059,216 or 35.9% of net assets.
(d)	Floating or variable rate security.
(e)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(f)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(g)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At October 31, 2021, securities noted as such are valued at $4,121,126 or 7.0% of net assets.
(h)	Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at October 31, 2021.
(i)	Aggregate cost for federal income tax purposes was $60,085,018. As of October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,351,091 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $5,797,471. The net unrealized depreciation was $4,446,380. The amounts presented are inclusive of derivative contracts.

ACES	Alternative Credit Enhancement Securities
IO	Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities	$ 27,064,185	$ —	$ 27,064,185	$ —
Mortgage-Backed Securities	26,322,740	—	26,322,740	—
Asset-Backed Securities	2,251,088	—	2,251,088	—
Total Investments	55,638,013	—	55,638,013	—
Futures Contracts	625	625	—	—
Total	$ 55,638,638	$ 625	$ 55,638,013	$—
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Assets and Liabilities
October 31, 2021
ASSETS:
Investments, at value (Cost $57,905,606)	$ 55,638,013
Cash	3,671,563
Restricted Cash	3,299
Receivables:
Interest	489,853
Variation margin	625
Prepaid expenses	5,375
Total Assets	59,808,728
LIABILITIES:
Payables:
Investment securities purchased	1,006,894
Audit and tax fees	73,879
Investment advisory fees	42,524
Administrative fees	18,056
Shareholder reporting fees	6,411
Transfer agent fees	5,633
Custodian fees	3,903
Legal fees	2,567
Trustees’ fees and expenses	1,249
Financial reporting fees	771
Total Liabilities	1,161,887
NET ASSETS	$58,646,841
NET ASSETS consist of:
Paid-in capital	$ 64,666,396
Par value	42,131
Accumulated distributable earnings (loss)	(6,061,686)
NET ASSETS	$58,646,841
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$13.92
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	4,213,115

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Operations
For the Year Ended October 31, 2021
INVESTMENT INCOME:
Interest	$ 1,697,449
Other	946,075
Total investment income	2,643,524
EXPENSES:
Investment advisory fees	509,095
Audit and tax fees	68,160
Administrative fees	67,432
Transfer agent fees	34,535
Shareholder reporting fees	24,985
Listing expense	24,864
Trustees’ fees and expenses	14,973
Financial reporting fees	9,250
Legal fees	7,025
Custodian fees	1,695
Other	20,457
Total expenses	782,471
NET INVESTMENT INCOME (LOSS)	1,861,053
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(171,905)
Futures contracts	142,801
Net realized gain (loss)	(29,104)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,027,335)
Futures contracts	(2,000)
Net change in unrealized appreciation (depreciation)	(1,029,335)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,058,439)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 802,614
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statements of Changes in Net Assets
	Year Ended 10/31/2021	Year Ended 10/31/2020
OPERATIONS:
Net investment income (loss)	$ 1,861,053	$ 1,868,860
Net realized gain (loss)	(29,104)	(154,999)
Net change in unrealized appreciation (depreciation)	(1,029,335)	(634,287)
Net increase (decrease) in net assets resulting from operations	802,614	1,079,574
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,462,301)	(2,663,075)
Return of capital	(1,571,142)	(370,368)
Total distributions to shareholders	(3,033,443)	(3,033,443)
Total increase (decrease) in net assets	(2,230,829)	(1,953,869)
NET ASSETS:
Beginning of period	60,877,670	62,831,539
End of period	$ 58,646,841	$ 60,877,670
COMMON SHARES:
Common Shares at end of period	4,213,115	4,213,115

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 14.45	$ 14.91	$ 14.96	$ 15.47	$ 15.53
Income from investment operations:
Net investment income (loss)	0.44	0.44	0.34	0.45	0.18
Net realized and unrealized gain (loss)	(0.25)	(0.18)	0.33	(0.21)	0.54
Total from investment operations	0.19	0.26	0.67	0.24	0.72
Distributions paid to shareholders from:
Net investment income	(0.35)	(0.63)	(0.50)	(0.42)	(0.46)
Return of capital	(0.37)	(0.09)	(0.22)	(0.33)	(0.32)
Total distributions paid to Common Shareholders	(0.72)	(0.72)	(0.72)	(0.75)	(0.78)
Net asset value, end of period	$13.92	$14.45	$14.91	$14.96	$15.47
Market value, end of period	$13.70	$13.40	$13.99	$13.01	$14.39
Total return based on net asset value (a)	1.51%	2.12%	5.08%	2.13%	5.25%
Total return based on market value (a)	7.74%	0.93%	13.37%	(4.52)%	8.60%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 58,647	$ 60,878	$ 62,832	$ 63,047	$ 65,196
Ratio of total expenses to average net assets	1.31%	1.33%	1.33%	1.59%	1.25%
Ratio of net investment income (loss) to average net assets	3.11%	3.03%	2.29%	2.95%	1.12%
Portfolio turnover rate	67%	28%	69%	30%	27%

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Mortgage Income Fund (FMY)
October 31, 2021
1. Organization
First Trust Mortgage Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FMY” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of First Trust Advisors L.P. (“First Trust” or the “Advisor”), offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2021
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
11)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
12)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2021
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2021, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2021, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the March 5, 2021 announcement constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
C. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2021
fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $3,299 is shown as “Restricted Cash” on the Statement of Assets and Liabilities.
D. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. The Fund did not hold any short sales at October 31, 2021.
E. Inverse Floating-Rate Securities
An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio and have the effect of creating leverage. These securities, if any, are identified on the Portfolio of Investments.
F. Stripped Mortgage-Backed Securities
Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security (“IO Security”) and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.
G. Interest-Only Securities
An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
H. Mortgage Dollar Rolls and TBA Transactions
The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the Fund. The Fund may also invest in to-be-announced transactions (“TBA Transactions”). A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2021
I. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2021, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $1,171,256 and an increase in accumulated net realized gain (loss) of $1,171,256. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by these reclassifications.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2021 and 2020, was as follows:
Distributions paid from:	2021	2020
Ordinary income	$1,462,301	$2,663,075
Capital gains	—	—
Return of capital	1,571,142	370,368
As of October 31, 2021, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(1,615,306)
Net unrealized appreciation (depreciation)	(4,446,380)
Total accumulated earnings (losses)	(6,061,686)
Other	—
Paid-in capital	64,708,527
Total net assets	$58,646,841
J. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $1,615,306.
During the taxable year ended October 31, 2021, the Fund utilized non-expiring capital loss carryforwards of $1,140,157.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2021, the Fund did not incur any net late year ordinary losses.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2021
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of October 31, 2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
K. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2021, were $19,404,247 and $22,088,074, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2021, were $22,779,329 and $16,234,418, respectively. The cost of purchases to cover investments sold short and the proceeds of investments sold short were $1,003,516 and $1,003,516, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Unrealized appreciation on futures contracts	$ 625	Unrealized depreciation on futures contracts	$ —

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2021
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$142,801
Net change in unrealized appreciation (depreciation) on futures contracts	(2,000)
During the fiscal year ended October 31, 2021, the notional value of futures contracts opened and closed were $50,953,789 and $49,989,583, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

*Includes cumulative appreciation (depreciation) on futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Mortgage Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Mortgage Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 20, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Mortgage Income Fund (FMY)
October 31, 2021 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2021 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2021, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the period ended October 31, 2021, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 28, 2021, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 26, 2021. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of First Trust Mortgage Income Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2024. The number of votes cast in favor of Mr. Erickson was 2,112,383 and the number of votes withheld was 289,605. The number of votes cast in favor of Mr. Kadlec was 2,110,797 and the number of votes withheld was 291,191. James A. Bowen, Niel B. Nielson, and Robert F. Keith are the other current and continuing Trustees.
Investment Management Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Mortgage Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor; and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2021 (Unaudited)
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor’s Securitized Products Group is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Securitized Products Group. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Securitized Products Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the June 6–7, 2021 meeting, the Board also received a presentation from representatives of the Advisor’s Securitized Products Group discussing the services that the Group provides to the Fund, including the Group’s day-to-day management of the Fund’s investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory fee rate payable under the Agreement for the services provided. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult and (ii) certain peer fund assets are larger than those of the Fund, in which case the comparison causes the fixed expenses of the Fund to be larger on a percentage basis. The Board took these limitations into account in considering the peer data, and noted that the contractual advisory fee rate payable by the Fund, based on average net assets, was above the median contractual advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2020 to the performance of the funds in the Performance Universe and to that of a benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the Performance Universe median for the one-, three-, five- and ten-year periods ended December 31, 2020. The Board also noted that the Fund underperformed the benchmark index for the one- and three-year periods ended December 31, 2020 and outperformed the benchmark index for the five- and ten-year periods ended December 31, 2020. The Board noted the Advisor’s discussion of the Fund’s performance at the April 26, 2021 meeting and the Securitized Product Group’s discussion of the Fund’s performance at the June 6–7, 2021 meeting. The Board also received information on the Fund’s annual distribution rate as of December 31, 2020 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund, and the ongoing oversight by the Board, the Board concluded that the advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2021 (Unaudited)
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board also noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Board of Trustees
Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the Fund. Ms. Keefe is Executive Vice President of Advocate Aurora Health and President of Advocate Aurora Continuing Health Division (together, “Advocate”), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 - 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility.

Investment Objectives, Policies and Risks
First Trust Mortgage Income Fund (FMY)
October 31, 2021 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended October 31, 2021. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objectives
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks to preserve capital.
Principal Investment Policies
In the pursuit of its investment objectives, under normal market conditions:
•	The Fund invests at least 80% of its managed assets in mortgage-backed securities. Such MBS may include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund does not invest in corporate bonds other than those primarily secured by interests in real estate.
•	The Fund may invest up to 35% of its managed assets in securities that, at the time of investment, are rated below investment grade (including securities that are unrated but judged to be of comparable quality by the Advisor).
•	The Fund may invest up to 20% of its managed assets in U.S. government securities, or cash or other short-term instruments, and may invest up to 10% of its managed assets in real-estate related assets collateralized by pools of assets, such as home equity loans and lines of credit, and asset-backed securities, including non-mortgage asset-backed securities.
•	The Fund may invest up to 10% of its managed assets in securities that, at the time of investment, are illiquid.
The Fund may engage in the use of leverage by issuing preferred shares of beneficial interest, entering into reverse repurchase agreements, and/or issuing notes or other evidences of indebtedness including bank borrowings or commercial paper.
In addition, the Fund may, but is not required to, use various strategic transactions to: (1) seek to reduce interest rate risks arising from any use of leverage; (2) facilitate portfolio management; and (3) mitigate risks, including interest rate risk and credit risks.  The Fund generally seeks to use these instruments and transactions as portfolio management or hedging techniques to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund or establish positions in the derivative markets as a substitute for purchasing or selling particular securities.
Fundamental Policies
The Fund, as a fundamental policy, may not:
1.  With respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;
2.  Purchase any security if, as a result of the purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to issuers of mortgage-backed securities or obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities;
3.  Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;
4.  Issue senior securities, as defined in the 1940 Act, other than: (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 set forth above; or (iv) pursuant to a Securities and Exchange Commission exemptive order;
5.  Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;

Investment Objectives, Policies and Risks (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2021 (Unaudited)
6.  Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;
7.  Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities; and
8.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).
For the purpose of applying the limitation set forth in subparagraph 2 above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.
Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares of beneficial interest and preferred shares of beneficial interest (“Preferred Shares”), if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (A) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (B) more than 50% of the Fund’s shares, whichever is less.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund.  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Collateralized Mortgage Obligations Risks. A risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer of one or more securities in the Fund’s portfolio will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following

Investment Objectives, Policies and Risks (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2021 (Unaudited)
specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. In addition, an issuer of fixed-income securities may default on its obligation to pay interest and repay principal.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities or loans at market interest rates that are below the Fund portfolio’s current earnings rate.
Futures Contracts Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments or indices underlying the futures contracts and the price of the futures contracts; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.
Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed income securities, when market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.

Investment Objectives, Policies and Risks (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2021 (Unaudited)
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general.
Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. ISDA confirmed that this announcement constituted an index cessation event under the IBOR Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement. While some instruments tied to LIBOR may include a replacement rate, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors.  Any such effects on the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Inverse floating rate securities generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floating rate security’s price may be more volatile than that of a fixed rate security.
In the case of stripped mortgage-backed securities, in general, when interest rates are falling and prepayment rates are increasing, the value of a principal only security (“PO Security”) will rise and the value of an interest only security (“IO Security”) will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, in general, the value of a PO Security will fall and the value of an IO Security will rise.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Mortgage-Backed Securities Risk. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a particular mortgage-backed security defaults, the value of that security may decrease. Moreover, a downturn in the markets for residential or commercial real estate or a

Investment Objectives, Policies and Risks (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2021 (Unaudited)
general economic downturn could negatively affect both the price and liquidity of privately issued mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk, which is the risk that the borrowers under the mortgage loans underlying a Fund’s mortgage-backed securities might pay off their mortgage loans sooner than expected, which could happen when interest rates fall or for other reasons, which could cause the value of the Fund’s mortgage-backed securities to fall. Moreover, if the underlying mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and likely causing its price to decline. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.
A portion of the Fund’s managed assets may be invested in subordinated classes of mortgage-backed securities. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.  In addition, under certain market conditions, the market for subordinated classes of mortgage-backed securities may not be as liquid as the market for other fixed income securities.
Given its focus in mortgage-backed securities, the Fund may be more susceptible to adverse economic, political and regulatory events that affect the value of real estate.
Non-Agency Securities Risk. Investments in asset-backed or mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loans, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. There are no direct or indirect government or agency guarantees of payments in loan pools created by non-government issuers. Securities issued by private issuers are subject to the credit risks of the issuers. An unexpectedly high rate of defaults on the loan pool may adversely affect the value of a non-agency security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of pools that include subprime loans. Non-agency securities are typically traded “over-the-counter” rather than on a securities exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, the non-agency mortgage-related securities held by the Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying loans.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
Repurchase Agreement Risk. A repurchase agreement is an agreement to purchase a security from a party at one price and a simultaneous agreement to sell it back to the original party at an agreed-upon price, typically representing the purchase price plus interest. Repurchase agreements are subject to the risk of failure. If the Fund’s counterparty defaults on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.
Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Further, when the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement.  As a result, the Fund may maintain high levels of cash or other liquid assets, which may limit the Fund’s ability to pursue other opportunities.
TBA Transactions Risk. The Fund may purchase securities via TBA (To Be Announced) Transactions. In such a transaction, the purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchasing securities in a TBA Transaction may give rise to investment leverage and may increase the Fund’s volatility.

Investment Objectives, Policies and Risks (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2021 (Unaudited)
Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.
Valuation Risk. The valuation of mortgage-backed securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. The Fund may hold investments in sizes smaller than institutionally‐sized round lot positions (sometimes referred to as odd lots). However, third‐party pricing services generally provide evaluations on the basis of institutionally‐sized round lots. If the Fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the Fund. Odd lots often trade at lower prices than institutional round lots.

Board of Trustees and Officers
First Trust Mortgage Income Fund (FMY)
October 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	215	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	215	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term • Since June 2006	President, Hibs Enterprises (Financial and Management Consulting)	215	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	215	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	215	None

(1)	Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2023 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2021 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Mortgage Income Fund (FMY)
October 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

(b)       Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $45,000 for the fiscal year ended October 31, 2020 and $45,000 for the fiscal year ended October 31, 2021.
(b)	Audit-Related Fees (registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

(c)	Tax Fees (registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $18,257 for the fiscal year ended October 31, 2020 and $17,072 for the fiscal year ended October 31, 2021. These fees were for tax return consultation and/or tax return preparation.

Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

(d)	All Other Fees (registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

All Other Fees (Investment Advisor) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the registrant’s fiscal year ended October 31, 2020 were $18,257 for the registrant and $70,370 for the registrant’s investment advisor and for the registrant’s fiscal year ended October 31, 2021 were $17,072 for the registrant and $16,500 for the registrant’s investment advisor.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

FIRST TRUST ADVISORS L.P.

PROXY VOTING GUIDELINES

Rule 206(4)-6 requires advisors to adopt and implement policies and procedures reasonably designed to ensure any proxy voting on behalf of advisory clients is conducted in a manner in the best interests of clients and address how conflicts of interest are managed between the advisor’s interest and the interests of the client. In addition to adopting policies and procedures, advisors must disclose proxy voting policies and procedures to its clients, offer to furnish a copy of its policies and procedures and inform clients on how to obtain records of proxy votes cast on their behalf.

First Trust Advisors L.P. (“FTA” or the “Advisor”) serves as investment advisor to separate managed accounts, open- and closed-end investment companies, and other collective investments (the “Clients”). As part of these services, the Advisor has, in most cases, agreed to be responsible for proxy voting on its Clients’ behalf. In fulfilling these duties, the Advisor has adopted the following policies and procedures:

1. It is the Advisor’s policy to seek and to ensure that proxies are voted consistently and in the best economic interests of the Client. FTA’s Investment Committee is responsible for the implementation of the FTA Proxy Voting Guidelines (the “Policy”).

2. The Advisor has contracted with Institutional Shareholder Services (“ISS”) to provide proxy research, recommendations, and voting services. ISS provides a password protected website which is accessible to authorized FTA personnel to download upcoming proxy meeting data, including research reports, of companies held in Client portfolios. The website can be used to view the various Client accounts for which FTA votes proxies, to view proposed proxy votes, to enter votes for upcoming meetings and to run various reports.

FTA typically provides a file of the securities held in each Client account to ISS nightly. ISS uses this data to update the Client holdings in their system.

3. FTA will generally follow the ISS Proxy Voting Guidelines to vote proxies for Client accounts, so long as such guidelines are considered to be in the best interests of the Client, and so long as there are no noted or perceived conflicts of interest. FTA’s use of the ISS Proxy Voting Guidelines is not intended to constrain FTA’s consideration of any proxy proposal, and there may be times when FTA deviates from the ISS Proxy Voting Guidelines. FTA retains final authority and fiduciary responsibility for proxy voting.

In certain circumstances, where FTA has determined that it is consistent with the Client’s best interest, FTA will not take steps to ensure that proxies are voted on securities in the Client’s accounts. The following are circumstances where this may occur:

(a) Limited Value. Proxies will not be required to be voted on securities in a Client’s account if the value of the Client’s economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the Client’s account.

(b) Securities Lending Program. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. In most cases, FTA will not take steps to see that loaned securities are recalled to be voted. However, where FTA determines that a proxy vote, or other shareholder action, is materially important to the Client’s account, FTA will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

(c) Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, FTA may choose not to vote where the cost of voting a Client’s proxy would exceed any anticipated benefits to the Client of the proxy proposal (e.g. foreign securities).

(d) International Markets Share Blocking. In international markets where share blocking applies, FTA typically will not, but reserves the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period.

4. On a weekly basis, a member of FTA’s Portfolio and Product Management Department reviews ISS’ Level Classification and Quality Score of new proxies. For any proxy meeting deemed material1 a copy of the ISS research report will be downloaded and saved. All other matters will be reviewed only at the discretion of FTA’s Investment Committee, Portfolio Management or Research. The downloaded ISS research reports are submitted to FTA’s Research Department for review and to determine if they agree with ISS’ recommendations. Research will review ISS’ and the target company’s management recommendation and may review information publicly available about the target company. This includes original and subsequent amendments to ISS’ research report, EDGAR filings and any noted conflicts of interest. The Research Department’s decision will be communicated to FTA’s Investment Committee.

1 Materiality is generally defined as any proxy with a Classification Level of 4 or higher or a target company’s governance Quality Score of 10. See below for a description of Classification Levels. Quality Score indicates a company’s governance risk (board structure, compensation programs, shareholder rights, and audit and risk oversight). The lowest score of 1 indicates relatively higher quality governance practices and relatively lower governance risk and conversely, the highest score of 10 indicates relatively higher governance risk.

For fund Clients relying on Section 12(d)(1)(F) of the 1940 Act or applicable exemptive relief, FTA will vote proxies for investment company securities held by such funds in the same proportion as all other holders of such securities (i.e. mirror or echo voting) to the extent possible.

5. FTA may determine voting in accordance with the ISS recommendations is not in the best interests of a Client. Whenever a conflict of interest arises between ISS and a target company subject to a proxy vote, the Advisor will consider the recommendation of the company and what the Advisor believes to be in the best interests of the Client and will vote the proxy without using the analyses of ISS. If FTA has knowledge of a material conflict of interest between itself and a Client, the Advisor shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest. If there is a decision to go against the ISS recommendation, FTA’s Investment Committee will document the reasoning for the decision and instruct ISS to change its vote to reflect this decision.

With respect to fund and variable annuity sub-account Clients, if there is a conflict of interest between fund shareholders and FTA or other fund service providers, FTA will vote the proxy based on the recommendations of ISS to avoid such conflict of interest.

6. If a Client requests the Advisor to follow specific voting guidelines or additional guidelines, the Advisor shall review the request and follow such guidelines, unless the Advisor determines that it is unable to follow such guidelines. In such case, the Advisor shall inform the Client that it is not able to follow the Client’s request.

7. FTA receives various reports from ISS on a quarterly basis. These reports include, among other things, a proxy summary of all proxies voted during the prior quarter, a list of all proxies that were not voted and the reason. FTA will periodically review a random sample of the votes recommended by ISS to ensure they are consistent with the Voting Guidelines and report any inconsistencies to FTA’s Investment Committee. A list of proxies not voted for the First Trust funds and reason why is provided to Legal for inclusion in the quarterly First Trust funds board book.

8. Any Client requests for a copy of FTA’s proxy voting policies and procedures, voting guidelines, or voting results must be forwarded to Compliance for review and response.

Shareholders of any fund managed by FTA can review the proxy voting guidelines on the First Trust Fund’s website www.ftportfolios.com and a fund’s voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request or by accessing EDGAR from the SEC’s website at www.sec.gov. This Policy will be provided with each advisory contract and will also be described and provided with the Form ADV, Part 2A.

9. FTA shall provide reasonable oversight of ISS. FTA will seek to ascertain whether ISS has the capacity and competency to adequately analyze proxy issues. Specific oversight responsibilities will include the following:

(a)	On at least an annual basis, if not more frequent, FTA will:
(i)	conduct a due diligence review of ISS;
(ii)	review the adequacy and quality of the proxy advisory firm’s staffing and personnel and technology;
(iii)	monitor changes to the ISS guidelines and disclosed conflicts of interest on at least an annual basis to determine that such guidelines and potential conflicts continue to result in a proxy voting policy that is in the best interest of clients; and
(iv)	review whether ISS has identified any recommendation based on a material factual error. If so, FTA’s Investment Committee shall investigate the error and evaluate whether ISS is taking steps to mitigate making such errors in the future.

10. Recordkeeping

FTA will maintain the following records relating to proxy voting:

(a)	a copy of this Policy;
(b)	a copy of each proxy form for which it is responsible to vote;
(c)	a copy of each proxy solicitation, including proxy statements and related materials with regard to each proxy issue it votes;
(d)	documents relating to the identification and resolution of conflicts of interest, if any;
(e)	any documents created by FTA that were material to a proxy voting decision or that memorialized the basis for that decision; and
(f)	a copy of each written request from any Client for information on how FTA voted proxies on the Client’s behalf, and a copy of any written response by FTA to any written or oral request for information by a Client on how FTA voted proxies for that Client’s account.

11. ISS, on FTA’s behalf, will maintain the following records relating to proxy voting:

(a)	a copy of each proxy form (as voted);
(b)	a copy of each proxy solicitation, including proxy statements and related materials with regard to each vote;
(c)	documents relating to the identification and resolution of conflicts of interest it identifies, if any; and
(d)	any documents created by ISS that were material to a proxy voting decision or that memorialized the basis for that decision.

12. These records are either maintained at FTA’s office or are electronically available to FTA through access to ISS’s portal.

ISS Level Classification Descriptions

Level 1 – Election of directors (except for proxy contests); fix number of directors; ratification of auditors; name change; change in date of time of meeting; adjourn meeting; other business; can include shareholder proposals.

Level 2 – Employee stock purchase plans; increase in stock (except for private placements); reverse stock splits; standard corporate governance provisions (declassifying the board, supermajority votes, etc.); social/environmental/human rights proposals; standard mutual fund proposals (except for advisory agreements, proposals to open-end the fund).

Level 3 – Compensation Plans.

Level 4 – Private Placements; formation of a holding company; anti-takeover proposals (poison pills, fair price provisions, etc.); reincorporation; director and officer liability indemnification; conversion of securities; liquidation of assets; mutual fund advisory agreements.

Level 5 – Mergers; acquisitions; sale of assets; conversion of closed-end fund to open-end; reorganization; restructuring.

Level 6 – Proxy Contests.

Adopted:	September 15, 2003
Amended:	December 10, 2007
Amended:	September 21, 2009
Amended:	September 12, 2016
Amended:	March 9, 2020
Amended:	June 7, 2021

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

Information provided as of January 7, 2022.

The Securitized Products Group of First Trust Advisors L.P. is responsible for the day–to-day management of the registrant’s portfolio. The Securitized Products group has been led by James Snyder and Jeremiah Charles since 2013 and was previously known as the Mortgage Securities Team.

James Snyder. Mr. Snyder is a Portfolio Manager for the First Trust Securitized Products Group. Prior to joining First Trust in 2013, Mr. Snyder worked as a Senior Portfolio Manager at Fort Sheridan Advisors where he managed mortgage portfolios for institutional clients. Mr. Snyder has led several mortgage trading and portfolio groups at Deerfield Capital, Spyglass Capital & Trading and American Express Financial Advisors. Mr. Snyder managed AXP Federal Income Fund and developed mortgage trading strategies for Spyglass Capital and Deerfield’s Mortgage REIT and Opportunity Fund. Mr. Snyder holds a B.S. and M.A. in Economics from DePaul University and an MBA from University of Chicago Booth School of Business.

Jeremiah Charles. Mr. Charles is a Portfolio Manager for the First Trust Securitized Products Group. Prior to joining First Trust in 2013, Mr. Charles worked as a Vice President of Mortgage Product Sales for CRT Capital where he advised pension funds, hedge funds, and institutional money managers. Before joining CRT in 2011, Mr. Charles spent 6 years with Deerfield Capital Management LLC as a Senior Vice President and Senior Portfolio Manager for the Mortgage Trading team. He began his professional career as an Analyst at Piper Jaffray. Mr. Charles holds a B.S. in Finance from the Leeds School of Business at the University of Colorado, and a M.S. in Real Estate Finance with Honors from the Charles H. Kellstadt Graduate School of Business at DePaul University.

(2)	Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest

Information provided as of October 31, 2021.

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. Jeremiah Charles	Registered Investment Companies:	5	$7,395,448,604	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0

2. James Snyder	Registered Investment Companies:	5	$7,395,448,604	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0

*Information excludes the registrant.

Portfolio Manager Material Conflicts of Interest

Potential conflicts of interest may arise when a portfolio manager of the registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Securitized Products Group adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations.

(3)        Compensation Structure of Portfolio Managers or Management Team Members

Portfolio Manager Compensation

Information provided as of October 31, 2021.

The compensation structure at First Trust is based on a fixed salary and discretionary bonus determined by First Trust management. Salaries are based on each individual’s position and overall value to First Trust. Bonuses are determined by First Trust management and are based on individual performance, the commitment to team performance and profitability, and the profitability of First Trust. Certain internal portfolio managers have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.

(4)(a) Disclosure of Securities Ownership

Information provided as of October 31, 2021.

Name	Dollar Range of Fund Shares Beneficially Owned
Jeremiah Charles	None
James Snyder	None

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Mortgage Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 7, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 7, 2022

* Print the name and title of each signing officer under his or her signature.